SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 1, 2007

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of July 1, 2007 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS9)

                           RALI Series 2007-QS9 Trust
           (EXACT NAME OF ISSUING ENTITY AS SPECIFIED IN ITS CHARTER)
                        Residential Accredit Loans, Inc.
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)
                        Residential Funding Company, LLC
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)
                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE               333-140610-11          51-0368240
(STATE OR OTHER JURISDICTION     (COMMISSION)        (I.R.S. EMPLOYER
      OF INCORPORATION)          FILE NUMBER)       IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On July 30, 2007, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS9, pursuant to a Series Supplement, dated as of July 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2007, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of July 30, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                Sequentially
Exhibit                                                           Numbered
Number                                                          Exhibit Page

10.1 Series Supplement, dated as of July 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2007, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of July 30, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

99.1     Mortgage Loan Schedule.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ACCREDIT LOANS, INC.


                                        By:          /s/Heather Anderson
                                            Name:    Heather Anderson
                                            Title:   Vice President


Dated:  July 30, 2007

EXHIBIT 10.1

Series Supplement, dated as of July 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2007, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of July 30, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

EXHIBIT 99.1

Mortgage Loan Schedule.